
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Q3 2025
Earnings Presentation

Franklin Electric

28 October 2025



Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2024, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.



Key Messages



- **Strong Q3 results in all three segments** with both price and volume
- **Sales growth across end markets**
- **Healthy Q3 order trends and backlog.** A positive 2025 outlook
- **Disciplined strategy execution** led to solid growth in a softer markets
- **Investing for growth** while maintaining **strong cost discipline**
- Well-positioned in the face of **tariffs and global uncertainty**

Our People, Promise, and Commitment

To our employees:	To our customers:	For our products:
Being a great place to work and attracting the best talent	**Leading with service and being an indispensable partner**	**Innovating with quality products in the markets we serve**

2025
America's Greenest Companies
Newsweek

2025
Most Trustworthy Companies in America
Newsweek

2024
America's Most Responsible Companies
Newsweek

2024
America's Climate Leaders
USA Today

Q3 2025 Overview [1]

- **Financial Performance:**
  - **Sales of $581.7M**, up 9% YoY
  - **Gross Margin of 35.9%,** up slightly
  - **Operating income of $85.1M**, up 16% YoY, with operating margin of 14.6%
  - **GAAP EPS of $0.37, Adjusted EPS of $1.30**, up 11% YoY
- **Solid performance** despite macroeconomic challenges
- **Higher sales** in Water Systems, from the benefit of acquisitions, favorable pricing, and higher volumes
- **Higher Sales** in Energy Systems due to higher volumes
- **Higher sales** in the Distribution segment due to higher volumes


SALES
$531M
$582M
+9% YoY
Q3 2024
Q3 2025
OPERATING INCOME
$74M
$85M
+16% YoY
Q3 2024
Q3 2025
EPS
$1.17
$1.30
+11% YoY
Q3 204
Q3 2025

[1] Non-GAAP financial metrics referenced in this slide include Adjusted EPS, net debt/cash, free cash flow, and net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

Q3 2025 Adjusted EPS [1]


$0.93
$1.30
$1.17
+11%
$0.37
Q3 2025 Reported EPS
Pension Settlement Loss
Adjusted Q3 EPS
Q3 2024 EPS

[1] Non-GAAP financial metrics referenced in this slide include Adjusted EPS, net debt/cash, free cash flow, and net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric



Q3 2025 Performance

SALES


$531M
$33M
$16M
$1M
$582M
9% YoY
6%
3%
(0%)
Q3 2024
Volume/Price
Acquisitions
FX, net
Q3 2025

OPERATING INCOME


$74M
$19M
($8M)
$0M
$85M
16% YoY
13.8%
10%
(6%)
(0%)
14.6%
Q3 2024
Gross Profit
SG&A
Restructuring
Q3 2025

Sales of $581.7M increased 9% YoY

- Favorable pricing in all three Segments
- Higher volumes in all three Segments
- Acquisitions added 3% of growth

Operating Income of $85.1M increased 16% YoY

- Gross profit up on higher sales
- Higher SG&A expenses primarily due to acquisition-related costs

Franklin Electric



Q3 2025 Segment Details

Segment	Sales	Op. Income	Op. Margin	Comments
WATER SYSTEMS	**$336.6M** (up 11%)	**$60.2M** (up 14%)	**17.9%** (up 40 bps)	• Price and higher volume across all regions. Water Treatment up MSD, Dewatering sales up >20% • Gross margin up 80 bps with price, volume leverage and slightly better mix • SG&A up due to acquisition-related expenses
ENERGY SYSTEMS	**$80.0M** (up 15%)	**$25.4M** (up 5%)	**31.8%** (down 280 bps)	• Sales growth in Q3 due to favorable pricing and volumes across geos • Operating margin decreased due to unfavorable geographic mix of sales and cost (tariffs)
DISTRIBUTION	**$197.3M** (up 3%)	**$16.3M** (up 34%)	**8.3%** (up 190 bps)	• 3.4% Revenue growth including 1.8% Price realization • Margin improvement actions implemented in 2025 and Cost structure actions implemented in 2024 driving improvement in operating performance



Franklin Electric

Balance Sheet and Cash Flow[1]

$103M
Cash Balance

$101M
Net Debt

0.4x
Net Debt to EBITDA

0.0M
No Shares repurchased in Q3



Free Cash Flow
$123M
$107M
Q3 2024
Q3 2025
Cash Flow From Operations
$151M
$135M
Q3 2024
Q3 2025

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash, free cash flow, and net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

2025 Outlook



SALES

$2.09 to $2.15 Billion
(up LSD to MSD)

EPS

$4.00 to $4.20
(up MSD to HSD/LDD)

HIGHLIGHTS

- **Maintaining the midpoint of our EPS guidance,** narrowing our range
- **Solid underlying demand** in core markets, healthy demand trend, solid backlog
- **Maintaining strong margins**
- **Tariff management and mitigation** protecting margins
- **Maintaining strong balance sheet** and **deploying capital with best ROIC mindset**
- **Confident in our long-term strategy**
- **Not in EPS outlook:** termination of defined benefit pension plan

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits, LDD = low-double digits

Franklin Electric

At Franklin (NASDAQ: FELE), we protect the world's most critical resources. Using responsible innovation and sustainable manufacturing, we serve as an indispensable partner to our customers who work alongside us to keep Moving Life Forward™.

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- Serve global water needs where most critical
- Use our leading channel and customer partnerships to drive share and growth
- Focus on faster-growing commercial, industrial, and energy verticals with new solutions
- Be the easiest to do business with via digital customer innovations

RESILIENT MARGINS

- Expand Franklin Operating System (FOS) and our productivity and efficiency
- Use data-driven solutions to deliver leading products pricing, and supply chain – end-to-end
- Optimize our product development and portfolio

INVESTMENTS & CAPITAL

- Strategic M&A driven by secular trends
- Capital deployments to deliver automation, capacity, and optimal footprint
- Share repurchase and dividend commitment

TALENT CENTRIC

- Build on our "Great Places to Work" recognition by focusing on collaboration, service, innovation, and respect
- Live Safety as a bedrock
- Leading attractor and developer of talent

OUR BUSINESS SEGMENTS



13%
32%
$2.021B REVENUE
55%
29%
$243.6M OPERATING INCOME
8%
63%
2024
Water Systems
Distribution
Energy Systems

Franklin Electric



Water Pressure Boosting

Market Pain Points

*Sprawling municipal infrastructure is **degrading water pressure in new & existing buildings***

***Mechanical room space** is at a premium*

*Property owners need to **minimize equipment noise***

*Multi-Family, Hospitality, & Senior Living need **easy-to-use, economical pressure boosting***

New Released Line

Standard Easy-to-Use Interface



VR SpecPAK
Wide Range
Compact Footprint



Inline SpecPAK
Zero Footprint
Minimal Noise



VersaBoost Pro
High Performance
Minimal Noise

Refining Channel Approach

Prioritizing End Users
1) Understand Needs & Pain Points
2) Generate Pull-through Demand

Pulling Sales through Specifiers, Contractors, Distribution Partners

End Users
i.e. Hospitality, Senior Living, Multi-Family

End Users Want:
Single Source for Water Mgmt.

One Franklin Solution
Boosting | Water Treatment | Condensate Wastewater | Cooling Tower VFDs

Izmir Factory Expansion

Investment:

- $10M Investment to support Water & Energy businesses regional growth
- New factory will support Water, refurbished legacy factory to support Energy

Capacity:

- ~130k sqft new manufacturing space
- Serve our growing business in East Europe and the Middle East

Go-live dates:

- Q1 '26 for new Water plant
- Q1 '27 for new Energy plant


Franklin Electric



Closing Thoughts



- Strong Q3, all businesses performing well both volume and Price
- We have opportunities to further our transformation
- Solid backlog and book to bill



- Maintaining our EPS guidance, tightening range, we expect a strong year
- Mitigation strategies in place to offset tariff impacts



- Continued confidence in our long-term strategy
- Our focus is growth, innovation, and building a great team

Franklin Electric

Non-GAAP Reconciliations


42.97



Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt/cash, net debt to EBITDA and free cash flow and conversion.



Reconciliation of Adjusted EPS Non-GAAP Financial Measure

	For the Third Quarter		
	2025	2024	Change
Diluted Earnings per Share "EPS" (as reported - US GAAP)	**$ 0.37**	**$ 1.17**	**-68%**
Pension Settlement Loss	$ 0.93	$ -	
Adjusted Diluted EPS (non-GAAP)	**$ 1.30**	**$ 1.17**	**11%**



Reconciliation of Non-GAAP Financial Measure

Total Debt to Net Debt (Cash) and Net Debt to EBITDA
$ in Millions

	As of September 30, 2025
Total debt	$ 204
Less: cash and cash equivalents	$ (103)
Net (cash) debt	$ 101

	Nine months ended September 30, 2025	Year ended December 31, 2024	Nine months ended September 30, 2024	Twelve months ended September 30, 2025
Net income	$ 109	$ 182	$ 147	$ 143
Depreciation and amortization	$ 46	$ 56	$ 42	$ 60
Income tax expense	$ 37	$ 50	$ 44	$ 43
Interest expense	$ 8	$ 6	$ 5	$ 9
EBITDA	$ 200	$ 294	$ 238	$ 255
Net debt to EBITDA as of Sept 30, 2025				0.4



Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in Millions

	2025				2024			
	Q1	Q2	Q3	YTD	Q1	Q2	Q3	YTD
Cash flows from operating activities	$ (19.5)	$ 51.5	$ 102.7	$ 134.7	$ (1.4)	$ 36.4	$ 116.1	$ 151.1
Cash flows from investing activities	$ (116.1)	$ (11.2)	$ (9.8)	$ (137.1)	$ (10.2)	$ (10.0)	$ (9.1)	$ (29.3)
Cash flows from financing activities	$ (2.6)	$ (19.5)	$ (90.1)	$ (112.2)	$ (6.3)	$ (32.4)	$ (61.3)	$ (100.0)
Cash flows from operating activities	$ (19.5)	$ 51.5	$ 102.7	$ 134.7	$ (1.4)	$ 36.4	$ 116.1	$ 151.1
Capital expenditures	$ (6.8)	$ (11.6)	$ (11.4)	$ (29.8)	$ (9.2)	$ (10.2)	$ (9.5)	$ (28.9)
Proceeds from sale of property, plant and equipment	$ 0.4	$ 0.3	$ 1.9	$ 2.6	$ 0.1	$ 0.3	$ 0.3	$ 0.7
Free cash flow	$ (25.9)	$ 40.2	$ 93.2	$ 107.5	$ (10.5)	$ 26.5	$ 106.9	$ 122.9



Thank You!

Jennifer Wolfenbarger CFO | InvestorRelations@FELE.com | 260-827-5520